EXHIBIT 99.1

February 26, 2010

Office of the Chief Accountant
Securities and Exchange Commission
460 Fifth Street N. W.
Washington, DC 20549

Re: Electronic Game Card
Commission File Number 000-25843

Dear Sirs:

We have received a copy of, and are in agreement with, the statements being made by Electronic Game Card, Inc. in Item 4.02 of its Form 8-K dated February 19, 2010 and Item 4.02 of its Form 8-K/A dated February 22, 2010 and captioned “Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Audit Report”

We hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-K/A Second Amendment.

Very truly yours,

Mendoza Berger & Company, LLP

/s/ Mendoza Berger & Company, LLP

Irvine, California

9838 Research Drive, Irvine, CA  92618
949.387.9850   Fax 949.387.9652